Exhibit 10.1
AMENDMENT NO. 1
TO
AMENDED AND RESTATED FACTORING AND FINANCING AGREEMENT
     AMENDMENT NO. 1 TO AMENDED AND RESTATED FACTORING AND FINANCING AGREEMENT (this “Amendment”) is entered into as of November 5, 2009 by and among CYNTHIA STEFFE ACQUISITION, LLC, a New York limited liability company (“CS Acquisition”), S.L. DANIELLE ACQUISITION, LLC, a New York limited liability company (“Danielle Acquisition”), BERNARD CHAUS, INC., a New York corporation (“Chaus” and together with CS Acquisition and Danielle Acquisition, individually, a “Company” and collectively, the “Companies”) and THE CIT GROUP/COMMERCIAL SERVICES, INC. (“Lender”).
BACKGROUND
     The Companies and Lender are parties to an Amended and Restated Factoring and Financing Agreement dated as of September 10, 2009 (as amended, modified, restated or supplemented from time to time, the “Financing Agreement”) pursuant to which Lender provides financial accommodations to the Companies.
     The Companies have requested that Lender amend the Financing Agreement as hereinafter provided and Lender is willing to do so on the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of any Revolving Loans or other grants of credit heretofore or hereafter made to or for the account of the Companies by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.
     2. Amendments to Financing Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Financing Agreement is hereby amended as follows:
          (a) The definition of the term “Total Liabilities” set forth in Section 1 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:
Total Liabilities shall mean total liabilities determined in accordance with GAAP, on a basis consistent with the latest audited consolidated financial statements of any Company and its Subsidiaries, minus (i) the unamortized portion of the $4,000,000 supply premium paid to the Borrowing Agent by China Ting Group Holdings Limited pursuant to that Exclusive Supply Agreement dated July 24, 2009, as set forth on the balance sheet as current or long term deferred income and (ii) the unrestricted cash on deposit in banks, as set forth on the balance sheet as cash.
     3. Condition of Effectiveness. This Amendment shall become effective upon satisfaction of each of the following conditions precedent (the date upon which all such conditions precedent shall be satisfied, the “Effective Date”):

          (a) Lender shall have received four (4) copies of this Amendment, executed by the Companies and acknowledged by the Guarantors.
     4. Representations and Warranties. The Companies hereby represent and warrant as follows:
          (a) This Amendment and the Financing Agreement, as amended hereby, constitute legal, valid and binding obligations of the Companies and are enforceable against each Company in accordance with their respective terms.
          (b) Upon the Effective Date, the Companies hereby reaffirm all covenants, representations and warranties made in the Financing Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.
          (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.
          (d) The Companies have no defense, counterclaim or offset with respect to the Financing Agreement.
     5. Effect on the Financing Agreement.
          (a) Upon the effectiveness of Section 2 hereof, each reference in the Financing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Financing Agreement as amended hereby.
          (b) Except as specifically amended herein, the Financing Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Financing Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.
     6. Effect and Construction of Agreement. Except as expressly provided herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Amendment shall not be construed to:
          (a) impair the validity, perfection or priority of any Lien securing the Obligations; or
          (b) waive or impair any rights, powers or remedies of Lender under, or constitute a waiver of, any provision of the Loan Documents.

     7. Presumptions. The Companies acknowledge that they have consulted with and have been advised by counsel and such other experts and advisors as they have deemed necessary in connection with the negotiation, execution and delivery of this Amendment and has participated in the drafting hereof. Therefore, this Amendment shall be construed without regard to any presumption or rule requiring that it be construed against any one party causing this Agreement or any part hereof to be drafted.
     8. Entire Agreement. This Amendment sets forth the entire agreement among the parties hereto with respect to the subject matter hereof. The Companies have not relied on any agreements, representations, or warranties of Lender, except as specifically set forth herein. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by each party hereto. The Companies acknowledge that they are not relying upon oral representations or statements inconsistent with the terms and provisions of this Amendment.
     9. Further Assurances. The Companies shall execute such other and further documents and instruments as Lender may reasonably request to implement the provisions of this Amendment and to perfect and protect the liens and security interests created by or agreed upon in the Loan Documents.
     10. Benefit of Agreement. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, any third-party beneficiary of this Amendment.
     11. Severability. The provisions of this Amendment are intended to be severable. If any provisions of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.
     12. Governing Law, Jurisdiction, Venue. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against any Company with respect to this Amendment or any related agreement may be brought in any court of competent jurisdiction in the State of New York, County of New York, United States of America, and, by execution and delivery of this Amendment, each Company accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Amendment. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Lender to bring proceedings against any Company in the courts of any other jurisdiction. Each Company waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by any Company against Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Amendment or any related agreement, shall be brought only in a federal or state court located in the State of New York, County of New York.
     13. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AMENDMENT, THE LOAN DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, THE LOAN DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. IN ADDITION, EACH COMPANY WAIVES THE RIGHT TO CLAIM OR RECOVER IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY DAMAGES OTHER THAN OR IN ADDITION TO ACTUAL DAMAGES.
     14. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or “pdf” transmission shall be deemed to be an original signature hereto.
     15. Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of the Companies contained herein shall survive the termination of the Financing Agreement and payment in full of the Obligations under the Loan Documents.
     16. Amendment. No amendment, modification, rescission, waiver or release of any provision of this Amendment shall be effective unless the same shall be in writing and signed by the Companies and Lender. This Amendment shall constitute a Loan Document.
     17. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Signature page follows this page]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

THE CIT GROUP/COMMERCIAL SERVICES INC., as Lender
By:	/s/ Geoffrey Goldstein
	Name:	Geoffrey Goldstein
	Title:	Vice President

BERNARD CHAUS, INC.
By:	/s/ Barton Heminover
	Name:	Barton Heminover
	Title:	Chief Financial Officer

CYNTHIA STEFFE ACQUISITION, LLC
By:	/s/ Barton Heminover
	Name:	Barton Heminover
	Title:	Chief Financial Officer

S.L. DANIELLE ACQUISITION, LLC
By:	/s/ Barton Heminover
	Name:	Barton Heminover
	Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to the A&R Factoring and Financing Agreement

GUARANTOR ACKNOWLEDGEMENT
Each of the undersigned hereby acknowledges and agrees that, notwithstanding the execution of the foregoing Amendment No. 1 to Amended and Restated Factoring and Financing Agreement, the consummation of the amendments and transactions contemplated thereby, (i) all of the terms and conditions, representations and covenants contained in the undersigned’s respective Guaranties and Security Agreements are and shall remain in full force and effect in accordance with their respective terms and (ii) the security interests and liens theretofore granted, pledged and/or assigned under the Security Agreement as security for the Obligations shall not be impaired, limited or affected in any manner whatsoever by reason of Amendment No. 1 to Amended and Restated Factoring and Financing Agreement.

BERNARD CHAUS INTERNATIONAL (HONG KONG), INC.
By:	/s/ Barton Heminover
	Name:	Barton Heminover
	Title:	Chief Financial Officer

BERNARD CHAUS INTERNATIONAL (KOREA), INC
By:	/s/ Barton Heminover
	Name:	Barton Heminover
	Title:	Chief Financial Officer

BERNARD CHAUS INTERNATIONAL (TAIWAN), INC
By:	/s/ Barton Heminover
	Name:	Barton Heminover
	Title:	Chief Financial Officer

Signature Page to the Acknowledgement to Amendment No. 1 to the A&R Factoring and Financing Agreement